<PAGE 1>

                        EXHIBIT 10-B

           FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of January 3, 2000, is made and entered into by and among BROWN & BROWN, INC., a Florida corporation ("BUYER"); RIEDMAN CORPORATION, a New York corporation ("SELLER"); and each of the shareholders of Seller listed on the signature pages hereto (each a "SHAREHOLDER" and collectively the "SHAREHOLDERS").

     WHEREAS, each of Buyer, Seller and the Shareholders are parties to that certain Asset Purchase Agreement, dated as of September 11, 2000 (the "PURCHASE AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement);

     WHEREAS, pursuant to the Purchase Agreement, Buyer and Seller have agreed to Buyer's purchase and Seller's sale of substantially all of the assets (other than cash, accounts receivable and other excluded assets described herein) used in connection with Seller's Business (as more fully described in the Purchase Agreement, the "ACQUIRED ASSETS");

     WHEREAS, certain of the assets that Buyer contemplates purchasing from Seller under the Purchase Agreement are in fact owned by Riedman Insurance of Wyoming, Inc., a Wyoming corporation and wholly-owned subsidiary of Seller ("RIEDMAN WYOMING"), and Buyer, through its wholly-owned subsidiary, Brown & Brown of Wyoming, Inc., a Wyoming corporation ("BROWN & BROWN WYOMING"), wishes to purchase those assets owned by Riedman Wyoming pursuant to a separate agreement, and the parties wish to amend the Purchase Agreement accordingly;

     WHEREAS, Andrew Meloni, a New York resident and employee of Seller ("MELONI"), has developed personal goodwill with respect to certain insurance accounts in connection with Seller's Business, which personal goodwill constitutes a separate asset from the Acquired Assets (such accounts are collectively referred to herein as the "MELONI ACCOUNTS");

     WHEREAS, the parties agree that Meloni's person goodwill in the Meloni Accounts constitutes a separate asset, apart from the Acquired Assets which Buyer is purchasing from Seller pursuant to the Purchase Agreement, and which goodwill accordingly Buyer desires to purchase directly from Meloni by separate agreement, simultaneously with the Closing of the transactions contemplated by the Purchase Agreement;

     WHEREAS, the parties desire to amend the Purchase Agreement to revise the Acquired Assets and the Total Purchase Price, as those terms are defined and used under the Purchase Agreement, and to make certain ancillary amendments;

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.    ACQUIRED  ASSETS.  (a)  Section 1.2  of  the  Purchase
Agreement is amended to insert after the introductory clause "In this Agreement, the phrase `ACQUIRED ASSETS' means, subject to

<PAGE 2>

SECTION 1.4, all of the assets of Seller described below", the following language:

     (PROVIDED, HOWEVER, that the parties agree that such assets shall specifically exclude those assets (the "WYOMING ASSETS") owned by Riedman Insurance of Wyoming, Inc., a Wyoming corporation and wholly-owned subsidiary of Seller ("RIEDMAN WYOMING"), which assets shall be subject to a separate purchase agreement (the "WYOMING AGREEMENT") between Riedman Wyoming, as seller, and Brown & Brown of Wyoming, Inc., a Wyoming corporation and wholly-owned subsidiary of Buyer, as buyer):

          (b) Section 1.2(b)(ii) of the Purchase Agreement shall be amended by deleting such clause in its entirety and inserting in lieu thereof the following:

          (ii)  the  goodwill  of  the  Business,  including  the
     corporate name and the name "RIEDMAN INSURANCE" and all derivatives thereof, and any other fictitious names and trade names that are currently in use by Seller (except the corporate or trade name of "Riedman Corporation," and "Vision Financial Corporation," a Delaware corporation and partly-owned subsidiary of Seller), and all telephone listings, post office boxes, mailing addresses, and advertising signs and materials; PROVIDED, HOWEVER, that such goodwill shall expressly exclude any goodwill
     associated  with  those  accounts  set  forth  in   SCHEDULE
     1.2(B)(II) (the "MELONI ACCOUNTS"), which goodwill the parties agree is the personal property of Andrew Meloni, a New York resident and employee of Seller;

     2. Section 1.5(a) of the Purchase Agreement shall be amended by deleting clauses (v) and (vi) and in lieu thereof inserting the following new clauses (v), (vi), (vii) and (viii):

          (v) amounts representing remaining payment obligations pursuant to the Assumed Acquisition Agreements (as set forth in SCHEDULE 1.2(C)(I)) and Assumed Operating Expenses (as set forth in SCHEDULE 1.2(C)(II)), whether owed to Seller, third parties or otherwise, discounted at a rate of 8.5% per annum; PLUS OR MINUS (as the case may be)

          (vi) any Adjustments; MINUS

          (vii) the purchase price of the Wyoming Assets, as set forth in the Wyoming Agreement; and MINUS

           (viii) $320,000.00, the value of the goodwill associated with the Meloni Accounts, which goodwill is expressly excluded from the Acquired Assets pursuant to SECTION 1.2(B)(II) hereof and which Buyer shall acquire directly from Meloni by separate agreement, simultaneously with the Closing of the transactions contemplated by this Agreement.

      3. The Schedules and Exhibits table at the end of the Purchase Agreement shall be amended by inserting "SCHEDULE
1.2(B)(II)  Meloni Accounts" between SCHEDULE 1.1(B)
(Permitted Liens and Encumbrances) and SCHEDULE 1.2(C)(I)
(Assumed Acquisition Agreements).

      4. This First Amendment may be executed in two or more counterparts, each of which

<PAGE 3>

shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5. Except as specifically modified hereby, the Agreement shall remain in full force and effect.

                      ********************

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

<PAGE 4>

      IN WITNESS WHEREOF, the parties have signed or caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

                              BUYER:

                              BROWN & BROWN, INC.


                              By: /S/ J. HYATT BROWN
                              _________________________________
                              Name: J. HYATT BROWN
                              Title: CHAIRMAN, PRESIDENT & CEO

                              SELLER:

                              RIEDMAN CORPORATION


                              By: /S/ JOHN R. RIEDMAN
                              ________________________________
                              Name:  JOHN R. RIEDMAN
                              Title:  CHAIRMAN

                              SHAREHOLDERS:


                              /S/ JOHN R. RIEDMAN
                              __________________________________
                              John R. Riedman, individually


                              /S/ JAMES R. RIEDMAN
                              __________________________________
                              James R. Riedman, individually


                              /S/ KATHERINE GRISWOLD
                              __________________________________
                              Katherine Griswold, individually


                              /S/ SUSAN R. HOLLIDAY
                              __________________________________
                              Susan Holliday, individually


                              /S/ DAVID RIEDMAN
                              __________________________________
                              David Riedman, individually

<PAGE 5>
                              /S/ JANET H. RUFF
                              ___________________________________
                              Janet H. Ruff, individually


                              /S/ ROBERT H. WAGNER
                              ______________________________________
                              Robert H. Wagner, as Trustee for the John R.
                              Riedman Irrevocable Trust for James R. Riedman


                              /S/ ROBERT H. WAGNER
                              ______________________________________
                              Robert H. Wagner, as Trustee for the John R.
                              Riedman Irrevocable Trust for Karen Griswold


                              /S/ ROBERT H. WAGNER
                              ______________________________________
                              Robert H. Wagner, as Trustee for the John R.
                              Riedman Irrevocable Trust for Susan Holliday


                              /S/ ROBERT H. WAGNER
                              _______________________________________
                              Robert H. Wagner, as Trustee for the John R.
                              Riedman Irrevocable Trust for David Riedman


G:\JHAYES\TOWER\AMND_APA.DOC